UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

May 19, 2005

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2005, at the Annual Meeting of Stockholders of Mattel, Inc. (“Mattel”), the stockholders of Mattel approved the Mattel, Inc. 2005 Equity Compensation Plan (the “2005 Plan”).

Also on May 19, 2005, pursuant to the 2005 Plan, grants were made to non-employee directors of Mattel of non-qualified stock options (“NQSOs”) and restricted stock units (“RSUs”) with dividend equivalents, using forms of grant agreements filed herewith as Exhibits 99.1 and 99.2, respectively.

On April 15, 2005, the Securities and Exchange Commission amended Rule S-X to delay the effective date for compliance with Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS No. 123(R)”), Share-Based Payment. Based on the amended rule, Mattel is required to adopt SFAS No. 123(R) on January 1, 2006. Prior to this delay, Mattel had indicated, in its 2005 Notice of Annual Meeting and Proxy Statement filed on April 13, 2005 and a Current Report on Form 8-K filed on March 18, 2005, that equity compensation grants might be made during 2005 to employees in the form of a mix of (1) NQSOs and (2) either RSUs with dividend equivalents or restricted stock. Mattel does not currently anticipate making grants of RSUs or restricted stock to employees during the remainder of 2005.

Section 5 – Corporate Governance and Management

Item 5.02(b). Departure of Director.

On May 19, 2005, effective as of the election of directors at Mattel’s Annual Meeting of Stockholders, Ronald M. Loeb retired from Mattel’s Board of Directors.

Mattel’s Board of Directors Amended and Restated Guidelines on Corporate Governance contain a provision pursuant to which, after attaining the age of 72, a director will not stand for re-election to the Board at subsequent meetings of the stockholders. Mr. Loeb, who had served as a director since 1970, was 72 years old at the time of the Annual Meeting, and accordingly he did not stand for re-election to the Board of Directors. The size of the Board of Directors was reduced to ten members effective as of the election of directors at the Annual Meeting.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired: None

(b) Pro forma financial information: None

(c) Exhibits:

Exhibit No.	Exhibit Description
99.1*	Form of Grant Agreement for grants to non-employee directors of NQSOs under the 2005 Plan

99.2*	Form of Grant Agreement for grants to non-employee directors of RSUs with dividend equivalents under the 2005 Plan

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Dated: May 19, 2005

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